Exhibit 99.1

Sona Mobile Appoints M. Jeffrey Branman to Board of Directors

NEW YORK--(BUSINESS WIRE)--July 12, 2006--Sona Mobile Holdings Corp. (OTCBB:SNMB) announced today that M. Jeffrey Branman has been appointed to Sona's Board of Directors. As a result, Sona's Board consists of five members, three of which are "independent."

Mr. Branman is currently the President and owner of Interactive Commerce Partners LLC, a provider of financial advisory services to companies in the interactive commerce technology and content, merchandising and direct marketing businesses. Branman's experience also includes numerous other executive positions including serving as President and founder of Interactive Technology Services, a subsidiary of Comcast Corporation, and Chief Executive Officer for FootLocker.com, the internet and direct marketing subsidiary of Foot Locker. Mr. Branman currently serves on the Board of Directors for GSI Commerce (NASDAQ:GSIC), a leading provider of outsourced e-commerce solutions.

"I am pleased to welcome Jeff to the Sona Mobile Board of Directors," commented Shawn Kreloff, Sona Mobile Chairman and CEO. "His extensive experience will be extremely beneficial to our Board and his business development skills will help guide the future growth of our company."

About Sona Mobile Holdings Corp.

Sona Mobile Inc. is a leading provider of secure mobile solutions for gaming and entertainment applications as well as access to financial and enterprise information. Sona's technology delivers a rich client experience without compromising performance or security. Sona's key differentiator is the innovative Sona Wireless Development Platform (SWP) and 3D mobile methodology. The SWP architecture works across a wide range of mobile devices and operating systems, including Research In Motion's BlackBerry(R) and Microsoft Corp's Windows Mobile(R) lines, without compromising performance or security. Sona's global strategic alliance with Shuffle Master, Inc. utilizes the SWP to provide users with wireless in-casino gaming.

Founded in 2000, Sona has offices and subsidiaries in the United States, Canada and the United Kingdom. For more information, visit the company Web site at www.sonamobile.com.

Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934 regarding the plans and objectives of management for future operations and market trends and expectations. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements included herein are based on current expectations that involve numerous risks and uncertainties. Our plans and objectives are based, in part, on assumptions involving the continued expansion of our business.

Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that our assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. The terms "we," "our," "us," or any derivative thereof, as used herein refer to Sona Mobile Holdings Corp., a Delaware corporation, and its predecessors.

CONTACT:	Sona Mobile Holdings Corp.Alicia Collins, 866-274-4040

alicia.collins@sonamobile.com

SOURCE: Sona Mobile Holdings Corp.